DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2013
Description Of Business [Abstract]
DESCRIPTION OF BUSINESS
1. DESCRIPTION OF BUSINESS

NewLead Holdings Ltd. (the “Company” or “NewLead”) was incorporated on January 12, 2005.

NewLead has historically been an international shipping company and is now an international, vertically integrated shipping and commodity company. As of December 31, 2013, the Company owns two dry bulk vessels and manages two double-hulled product tankers owned by third parties. In addition, on September 15, 2013, the Company signed a memorandum of agreement for the acquisition of a newbuilding Eco Type Handysize double hull, which is expected to be delivered in the third quarter of 2014. NewLead’s principal activity is the ownership and operation of dry bulk vessels and the operation of product tankers owned by third parties that transport a variety of refined petroleum products and a wide array of unpackaged cargo world-wide. In addition, under specific management agreements, the Company performs part of the commercial, technical and operational management of vessels owned by a third party.

On October 17, 2013 and on December 6, 2013, a 1-for-15 and a 1-for-3 reverse share split of NewLead’s common shares, respectively, was effected, after the approval by the Company’s Board of Directors and by written consent of a majority of shareholders. The reverse share splits consolidated every 15 common shares and every 3 common shares, respectively, into one common share, with par value of $0.01 per share. In addition, on March 6, 2014, a 1-for-10 reverse share split of NewLead’s common shares, was effected, after the approval by the Company’s Board of Directors and by written consent of a majority of shareholders. The reverse share split consolidated every 10 common shares into one common share, and as a result the Company’s par value of common share increased from $0.01 to $0.10 per share. There can be no assurances that the Company will not undertake further reverse splits subsequent to the filing of this report. The number of authorized common shares and preferred shares of NewLead were not affected by the reverse splits. In respect to the underlying common shares associated with share options and any derivative securities, where applicable, such as warrants and convertible notes, the conversion and exercise prices and number of common shares issued have been adjusted retrospectively in accordance to the 1:15 ratio, 1:3 ratio and 1:10 ratio, respectively, for all periods presented. Due to such reverse share split, earnings per share, convertible notes, warrants and share options have been adjusted retrospectively as well, where applicable. The consolidated financial statements for the years ended December 31, 2013, 2012 and 2011 reflect the reverse share split.

In April 2012, a wholly-owned U.S. subsidiary of the Company entered into a joint venture agreement with J Mining & Energy Group to purchase from them thermal coal (used in power plants for electricity generation) located in Kentucky, USA. The joint venture has entered into agreements to purchase certain quantities of thermal coal with specified minimum qualities (after processing at the mine by the mine operator) over a five-year period. Once the Company commences its mining operations, the Company expects to market and distribute the thermal coal to end users or distributors, located primarily in Asia, and transport it using the Company’s vessels. In connection with entering into the joint venture arrangement in April 2012, the Company’s U.S. subsidiary was converted from a Delaware limited liability company into a Delaware corporation and its name was changed from NewLead Holdings (US) LLC to NewLead Holdings (US) Corp. In addition, in April 2012, NewLead entered into an agreement for the establishment of a new entity, NewLead Mojave Holdings LLC. The Company contributed to the capital of the new entity 100% of NewLead Holdings (US) Corp. share capital, while Mojave Finance Inc. agreed to make available a loan of $3,000 to NewLead Holdings (US) Corp. The Company controls 52% of NewLead Mojave Holdings LLC.

On September 13, 2013, the Company acquired all of the issued and outstanding membership interests of Viking Acquisition Group, LLC, a Kentucky limited liability company (“VAG”), pursuant to the terms of a unit purchase. VAG’s primary asset was the rights to mine at the Viking Mine located in Pike, Floyd, and Letcher Counties in Kentucky. On December 9, 2013, the Company acquired a coal wash plant located in Pike County, Kentucky, through membership interests of Viking Prep Plant LLC (“VPP”).

In 2013 the Company completed the negotiations with its lenders under the Financing Documents (as defined in Note 16) regarding the terms of the Restructuring Proposal (as defined in Note 16) presented on November 8, 2011 and finalized the satisfaction and release of the Company’s obligations under certain of its debt agreements and the amendment of the terms of certain other debt agreements. As part of the restructuring efforts, the Company has sold vessels as part of the arrangements with its lenders to reduce and discharge the Company’s obligations. During 2011 and 2012, the Company sold, disposed of or handed control over to its lenders a total of 20 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the restructuring plan. To the extent that the Company has sold vessels, the sale proceeds have been used to repay the related debt. See Notes 16, 17 and 26 for a detailed description of the restructuring plan.

In connection with the 2009 recapitalization, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes due 2015 (the “7% Notes”). The issuance of the 7% Notes was pursuant to an Indenture dated October 13, 2009, between the Company and Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (as the successor of Cyprus Popular Bank)”), and a Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. (“Focus”) as purchasers. In November 2009, Focus Maritime Corp., a company controlled by Michail Zolotas, the Company’s Chairman and Chief Executive Officer, converted $20,000 of the 7% Notes into approximately  5,000 new common shares. In connection with the Company’s debt restructuring, on July 2, 2012, the Company entered into an agreement with Focus for the conversion of its remaining $124,900 of the 7% Notes, together with interest accrued thereon and future interest payments and an additional fee payable to Focus as an inducement for the conversion, into approximately 589,000 common shares of the Company. As of December 31, 2013, Investment Bank of Greece retained $100 outstanding principal amount of the 7% Notes. The Investment Bank of Greece was also granted warrants to purchase up to 926 common shares of the Company at an exercise price of $10,800 per share, with an expiration date of October 13, 2015, in connection with advisory services provided by the Investment Bank of Greece to the Company (refer to Note 17). As a result of this conversion, Focus, as at December 31, 2013, owned approximately 18 % of the Company’s outstanding common shares. For the year ended December 31, 2012, Focus owned approximately 67 % of the Company’s outstanding common shares.

Newlead Shipping S.A. (“Newlead Shipping”), a subsidiary of the Company, is an integrated technical and commercial management company that manages oil tankers as well as dry bulk vessels through its subsidiaries. It provides a broad spectrum of technical and commercial management to all segments of the maritime shipping industry. Newlead Shipping holds the following accreditations:

⋅
ISO 9001 from American Bureau of Shipping Quality Evaluations for a quality management system that includes consistently providing service that meets customer and applicable statutory and regulatory requirements and enhancing customer satisfaction through, among other things, processes for continual improvement;

⋅	ISO 14001 from American Bureau of Shipping for environmental management, including policies and objectives targeting legal and other requirements; and
⋅	Certificate of Company Compliance by the American Bureau of Shipping for safety, quality and environmental requirements of the ABS HSQE guide.

Going concern

The Company has experienced net losses, negative operating cash flows, working capital deficiencies, negative operating cash flow and shareholders’ deficiency, which have affected, and which are expected to continue to affect, its ability to satisfy its obligations. In addition, as described in Notes 16 and 17, the Company is in default under various debt obligations which are currently due on demand. Charter rates for bulkers have experienced a high degree of volatility and continue to be distressed. To date, the Company has also been unable to generate sustainable positive cash flows from operating activities. For the year ended December 31, 2013, the Company’s loss from continuing operations was $146,802. As of December 31, 2013, the Company’s cash and cash equivalents were $2,271 and current liabilities of $291,701 were payable within the next twelve months.

The above conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

The Company’s existence is dependent upon its ability to obtain necessary financing, which the Company is currently in the process of attempting to secure. The Company believes that its existing cash resources, combined with projected cash flows from operations, will not be sufficient to execute its business plan and continue operations for the next twelve months without additional funding. The Company intends to continue to explore various strategic alternatives, including the sale of equity or debt to raise additional capital. Management is also actively taking steps to increase future revenues and reduce the Company’s future operating expenses. However, the Company cannot provide any assurance that operating results will generate sufficient cash flow to meet its working capital needs or that it will be able to raise additional capital as needed.

If repayment of all of the Company’s indebtedness was accelerated as a result of its current events of default, the Company may not have sufficient funds at the time of acceleration to repay most of its indebtedness and it may not be able to find additional or alternative financing to refinance any such accelerated obligations on terms acceptable to the Company or on any terms, which could have a material adverse effect on its ability to continue as a going concern.